Exhibit 99.1

Talawar Therapeutics and JATT II Acquisition Corp. Announce Definitive Business

Combination Agreement to Create Publicly Listed Biotechnology Company

Developing Potentially Best-in-Class Bispecifics for I&I Diseases

Oversubscribed $225 million concurrent private investment in public equity (“PIPE”) with available cash to the combined company at closing anticipated to fund TALA-125 through a Phase 2b proof-of-concept study data readout in the second half of 2028

Talawar, the first company formed to develop and commercialize assets discovered by Khanda Therapeutics, L.P. (“Khanda”), is developing TALA-125, a novel anti-IL-13 × anti-IL-18 bispecific antibody for atopic dermatitis, with clinical entry expected in 1Q 2027

Leadership team includes industry veterans, CEO Marc Schegerin, MD, MBA and CMO Fabio Nunes, MD, MMSc, with Praveen Tipirneni, MD, MBA joining the board

New York, NY and Westfield, NJ — June 29, 2026 — Talawar Tx Inc. (“Talawar”or “Talawar Therapeutics”), a biotechnology company developing potentially best-in-class bispecific antibodies that pair independent immunology & inflammatory (I&I) disease drivers in a single therapy, targeting pathways that work together for greater, more durable impact, and JATT II Acquisition Corp (Nasdaq: JATT) (“JATT II”), a special purpose acquisition company focused on building the next wave of life sciences companies, today announced they have entered into a definitive business combination agreement.

The combined company will operate as Talawar Therapeutics and is expected to trade on the Nasdaq Capital Market under the ticker symbol “TLWR”. Available cash to the combined company at closing is anticipated to fund TALA-125 through a Phase 2b proof-of-concept study data readout in the second half of 2028.

The business combination is expected to close in the second half of 2026, subject to customary closing conditions, including approval by JATT II shareholders and regulatory approvals. Upon closing, the combined company expects to receive $285 million (prior to the payment of transaction costs and assuming no redemptions by JATT II’s public shareholders). Proceeds will be funded through a combination of $60 million held in a trust account by JATT II (assuming no redemptions by JATT II’s public shareholders) and a $225 million concurrent PIPE of common stock at $10.00 per share. The PIPE is led by founding investor Access Biotechnology and includes participation from Bain Capital Life Sciences, Deep Track Capital, RA Capital Management, Janus Henderson Investors, Vianti Capital, Farallon Capital Management, and other leading healthcare dedicated investors and mutual funds..

“Atopic dermatitis remains one of the largest therapeutic markets in I&I, yet a persistent efficacy ceiling leaves a majority of patients unable to achieve meaningful clinical responses on current standard-of-care treatments,” said Marc Schegerin, MD, Chief Executive Officer of Talawar. “TALA-125 is purpose-built to shatter the current monotherapy efficacy plateau by combining two clinically validated, complementary mechanisms in a single bispecific molecule. This strategic transaction provides us with the capital to rapidly advance TALA-125 into the clinic as we aim to deliver on our commitment to dramatically broaden and deepen responses for patients living with I&I disorders.”

TALA-125 is expected to enter the clinic in the first quarter of 2027, with interim Phase 1 data anticipated in the fourth quarter of 2027. Talawar is also advancing two discovery-phase programs, TALA-307 and TALA-711, in additional immunology indications.

“We set out to build Talawar as Khanda’s first company because atopic dermatitis represents one of the largest unmet opportunities in I&I, one where the monotherapy paradigm has consistently fallen short for patients,” said Dan Becker, MD, PhD, Board Chair of Talawar and Managing Director of Access Biotechnology. “TALA-125 is the embodiment of the Khanda model: uniting two validated, orthogonal pathways in a single molecule to break through the efficacy ceiling where monotherapies have fallen short. As a founding investor, we are proud to lead this financing and back this exceptional team as they advance a program we believe can redefine what’s possible for patients living with I&I disorders.”

Additional information about the transaction will be provided in a Current Report on Form 8-K to be filed by JATT II with the Securities and Exchange Commission (the “SEC”) and will be available at the SEC’s website at www.sec.gov.

Talawar Leadership

Talawar is led by a team of highly experienced pharmaceutical industry veterans with deep expertise in I&I, including CEO Marc Schegerin, MD, MBA and CMO Fabio Nunes, MD, MMSc. Dr. Schegerin brings extensive operational, financial, and strategic experience in the life sciences industry having previously served as COO and CFO at Morphic Therapeutic, as well as CFO and Head of Strategy at ArQule. Dr. Nunes is an internist and medical geneticist with over a decade of experience leading clinical development in immunology and dermatology. He most recently served as Vice President of Dermatology and Respiratory Clinical Development at Johnson & Johnson, overseeing global Phase 2 and Phase 3 programs.

Praveen Tipirneni, MD, an accomplished biotechnology executive with extensive leadership experience as CEO of Caldera Therapeutics and Morphic Therapeutic, has joined the Talawar Board of Directors. Dr. Tipirneni brings a proven track record in company building and corporate strategy to support Talawar’s next phase of growth.

Advisors

Guggenheim Securities, Cantor, and LifeSci Capital are serving as placement agents for the PIPE. Cooley LLP is serving as legal counsel to Talawar. Greenberg Traurig, LLP is serving as legal counsel to JATT II. Davis Polk & Wardwell LLP is serving as legal counsel to the placement agents.

About Talawar Therapeutics

Talawar Therapeutics is a biotechnology company developing potentially best-in-class bispecific antibodies that pair independent disease drivers in a single therapy, targeting pathways that work together for greater, more durable impact. Our lead program, TALA-125, is a novel anti-IL-13 x anti-IL-18 bispecific that combines two clinically validated, largely orthogonal mechanisms designed to shatter the current limitations of existing treatments – with broad applicability across first-line patients and those who have failed previous therapies.

About Khanda Therapeutics

Khanda Therapeutics is a biotech company builder that translates validated and emerging biological insights into biotech companies — each designed to unite orthogonal pathways with rigor and precision, delivering new standards in therapeutic efficacy. Our agile model lets us pursue potentially best-in-disease combinations, accelerating new treatment options for patients around the world. Our vision is a future where biological insight reliably becomes transformative therapy, changing the course of chronic disease and relieving its burden on patients. For more information, visit www.khandatx.com.

About JATT II Acquisition Corp

JATT II Acquisition Corp is a newly incorporated blank check company incorporated as a Cayman Islands exempted company and formed for the purpose of entering into a merger, amalgamation, share exchange, asset acquisition, share purchase, recapitalization, reorganization or similar business combination with one or more businesses. JATT II Acquisition Corp is sponsored by JATT Ventures II L.P. and is led by Dr. Someit Sidhu, Chief Executive Officer and Chairman of the Board, and Nicholas Fernandez, Chief Financial Officer. JATT II Acquisition Corp’s Board of Directors also includes Verender S. Badial, Arjun Goyal, Jonathon Kluft and Christopher Staral, bringing extensive experience across biotechnology investing, company architecture, and public and private capital markets.

Additional Information About the Proposed Transaction and Where to Find It

In connection with the proposed transaction, Talawar and JATT II intend to file with the SEC a registration statement on Form S-4 (the “Registration Statement”), which will include a preliminary and definitive proxy statements of JATT II as well as a preliminary prospectus relating to the offer of securities to be issued to the shareholders of JATT II. After the Registration Statement is declared effective, definitive proxy statement and other relevant documents will be mailed to shareholders of JATT II as of a record date to be established for voting on the proposed business combination and other matters as described in the proxy statement/prospectus/consent solicitation. JATT II will also file other documents regarding the proposed transaction with the SEC. This communication does not contain all the information that should be considered concerning the proposed transaction and is not intended to provide the basis for any investment decision or any other decision in respect of the proposed transaction. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, SHAREHOLDERS OF JATT II AND OTHER INTERESTED PARTIES ARE URGED TO READ, WHEN AVAILABLE, THE PRELIMINARY PROXY STATEMENT/PROSPECTUS/CONSENT SOLICITATION, AND AMENDMENTS THERETO, AND THE DEFINITIVE PROXY STATEMENT/PROSPECTUS AND ALL OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC IN CONNECTION WITH JATT II’S SOLICITATION OF PROXIES FOR THE EXTRAORDINARY GENERAL MEETING OF

ITS SHAREHOLDERS TO BE HELD TO APPROVE THE TRANSACTIONS AND OTHER MATTERS AS DESCRIBED IN THE PROXY STATEMENT/PROSPECTUS BECAUSE THESE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION ABOUT JATT II, TALAWAR AND THE PROPOSED TRANSACTION. Investors and security holders may obtain copies of the Registration Statement AND THE proxy statement/prospectus/consent solicitation and all other documents filed or to be filed with the SEC by JATT II or Talawar, without charge, once available, on the SEC’s website at www.sec.gov or by directing a request to: JATT II Acquisition Corp, 153 Central Avenue, C/O 56, Westfield, NJ 07091.

Forward-Looking Statements

This communication contains certain forward-looking statements within the meaning of the U.S. federal securities laws with respect to the proposed transaction and the parties thereto. All statements contained in this communication other than statements of historical fact, including, without limitation, statements regarding the proposed transaction between JATT II and Talawar; the anticipated benefits, size and timing of the proposed transaction; expected trading of the combined company’s securities on the Nasdaq Capital Market; the combined company’s future financial performance; the ability of the combined company to execute its business strategy, its market opportunity and positioning; preclinical and clinical development plans and timelines; the anticipated therapeutic benefits and clinical potential of product candidates; the combined company’s competitive position and potential advantages of its product candidates relative to existing therapies and competing approaches; the anticipated use of proceeds from the proposed transaction by the combined company, including statements regarding funds received by the combined company from JATT II’s trust account and redemptions by JATT II’s shareholders; the anticipated cash runway of the combined company; and other statements regarding management’s intentions, beliefs, or expectations with respect to the combined company’s future performance, are forward-looking statements.

Forward-looking statements are often identified by the use of words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “project,” “should,” “will,” “would,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters.

These forward-looking statements are based on the current expectations and assumptions of JATT II and Talawar and are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such forward-looking statements. Such risks and uncertainties include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the proposed transaction; (2) the outcome of any legal proceedings that may be instituted against the parties following this announcement; (3) the inability to complete the proposed transaction, including due to failure to obtain approval of the shareholders of JATT and the stockholders of Talawar or other conditions to closing; (4) the risk that proposed transaction may not be completed by JATT II’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by JATT II; (5) the inability to maintain the listing of JATT II’s securities or to obtain or maintain the listing of the combined company’s securities on the Nasdaq Capital Market, the New York Stock Exchange, or another national securities exchange following the proposed transaction; (6) the risk that the proposed transaction disrupts Talawar’s current plans, business relationships, performance, operations and business generally as a result of the announcement and consummation of the Transactions; (7) the risk that the price of the combined company’s securities may be volatile due to a variety of factors, including changes in laws, regulations, technologies, natural disasters, geopolitical tensions, and macro-economic and social environments affecting its business; (8) the ability to recognize the anticipated benefits of the proposed transaction, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth and retain its key employees; (9) costs related to the proposed transaction; (10) changes in applicable laws or regulations; (11) risks related to Talawar’s business, including (i) the early stages of clinical development of Talawar’s product candidates, (ii) Talawar’s reliance on third-party suppliers and manufacturers, (iii) the outcomes of any future collaboration agreements and (iv) Talawar’s ability to adequately maintain intellectual property rights for its product candidates, competition within the industry, compliance with regulatory requirements, including Talawar’s ability to obtain regulatory approval of and successfully commercialize its product candidates, economic and market conditions, and political or geopolitical developments; (12) the ability of the combined company to obtain necessary capital to fund the development of its product candidates; and (13) other risks detailed from time to time in JATT II’s filings with the SEC, including the proxy statement/prospectus/consent solicitation and related documents filed or to be filed in connection with the proposed transaction. Any forward-looking statements contained in this press release speak only as of the date hereof, and while Talawar and JATT II may elect to update these forward-looking statements at some point in the future, they expressly disclaim any obligation to update any forward-looking statements contained herein, whether because of any new information, future events, changed circumstances or otherwise, except as required by law.

The foregoing list of risk factors is not exhaustive and are provided for illustrative purposes only. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of JATT II’s final prospectus filed in connection with its initial public offering with the SEC on April 17, 2026, its Quarterly Report on Form 10-Q filed with the SEC on May 29, 2026, the proxy statement/prospectus/consent solicitation that will be filed by Talawar, and other documents filed by JATT II or Talawar from time to time with the SEC, as well as the list of risk factors included herein. These filings identify and address other important risks and uncertainties that could cause actual results to differ materially from those contained in the forward-looking statements. Additional risks and uncertainties not currently known or that are currently deemed immaterial may also cause actual results to differ materially from those expressed or implied by such forward-looking statements. Readers are cautioned not to put undue reliance on forward-looking statements, and none of the parties or any of their representatives assumes any obligation and do not intend to update or revise these forward-looking statements, each of which is made only as of the date of this communication.

In addition, statements that “we believe” and similar statements reflect JATT II and Talawar’s beliefs and opinions on the relevant subject. These statements are based upon information available to us as of the date of this communication, and while we believe such information forms a reasonable basis for such statements, such information may be limited or incomplete, and JATT II and Talawar’s statements should not be read to indicate that we have conducted an exhaustive inquiry into, or review of, all potentially available relevant information. These statements are inherently uncertain and investors are cautioned not to unduly rely upon these statements.

An investment in JATT II is not an investment in any of JATT II’s founders’ or sponsors’ past investments, companies or affiliated funds. The historical results of those investments are not indicative of future performance of JATT II, which may differ materially from the performance of JATT II’s founders’ or sponsor’s past investments.

Participants in the Solicitation

JATT II, Talawar and certain of their respective directors, executive officers and other members of management and employees may, under SEC rules, be deemed participants in the solicitation of proxies from JATT II’s shareholders in connection with the proposed transaction. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of JATT II’s shareholders in the proposed transaction and their ownership of JATT II’s securities is, or will be, contained in JATT’s filings with the SEC. You can find more information about JATT II’s directors and executive officers in JATT II’s final prospectus related to its initial public offering filed with the SEC on April 17, 2026. Additional information regarding the participants in the solicitation of proxies from JATT II’s shareholders in connection with the proposed transaction, including the names and direct or indirect interests of Talawar’s directors and executive officers, will be set forth in the proxy statement/prospectus/consent solicitation, which is expected to be filed by JATT II and Talawar with the SEC. Shareholders, potential investors and other interested persons should read the proxy statement/prospectus/consent solicitation carefully when it becomes available before making any voting or investment decisions. Investors and security holders may obtain free copies of these documents as described above.

No Offer or Solicitation

This communication is for informational purposes only and is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed transaction and shall not constitute an offer to sell or exchange, or a solicitation of an offer to buy or exchange the securities of JATT II or Talawar, or any commodity or instrument or related derivative, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. This communication is not, and under no circumstances is to be construed as, a prospectus, an advertisement or a public offering of the securities described herein in the United States or any other jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act or an exemption therefrom. Investors should consult with their counsel as to the applicable requirements for a purchaser to avail itself of any exemption under the Securities Act. INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Contacts

Talawar Tx

Media: Tyler Hubin

tyler.hubin@deerfieldgroup.com

JATT II Acquisition Corp

Investors: Nicholas Fernandez

Chief Financial Officer

153 Central Avenue

C/O 56

Westfield, NJ 07091

201-688-0364